ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

Supplement dated June 26, 2014 to the Summary Prospectus for
AST Academic Strategies Asset Allocation Portfolio dated April 28, 2014

This supplement should be read in conjunction with your Advanced Series Trust (the Trust) Summary Prospectus (the Summary Prospectus) for the AST Academic Strategies Asset Allocation Portfolio (the Portfolio) and should be retained for future reference. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

Effective as of July 14, 2014, Brannon P. Cook will join Shaun Hong and Ubong Edemeka as a portfolio manager for the Portfolio. To reflect this addition, the Summary Prospectus is hereby revised as follows:

I.	The following is added to the “Management of the Portfolio” table in the Summary Prospectus:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC and AST Investment Services, Inc.	Jennison Associates LLC	Brannon P. Cook	Managing Director	July 2014

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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